UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2008
HEARTLAND FINANCIAL USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-24724 (Commission file number)	42-1405748 (I.R.S. employer identification number)

1398 Central Avenue, Dubuque, Iowa (Address of principal executive offices)	52001 (Zip Code)
Registrant’s telephone number, including area code: (563) 589-2100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-(c))

Item 3.02 Unregistered Sales of Equity Securities.
On December 19, 2008 (the “Closing Date”), Heartland Financial USA, Inc. (the “Company”) issued and sold to the United States Department of the Treasury (the “Treasury”), (1) 81,698 shares (the “Preferred Shares”) of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B, liquidation preference of $1,000 per share, and (2) a ten-year warrant (the “Warrant”) to purchase up to 609,687 shares of the Company’s common stock at an exercise price of $20.10 per share, for an aggregate purchase price of $81,698,000 pursuant to the Treasury’s TARP Capital Purchase Program.
Both the Preferred Shares and the Warrant were sold in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.
The Preferred Shares:
•	carry cumulative dividends, as and when declared by the Company’s Board of Directors and payable before any dividends on common stock, at a rate of 5% per annum for the first five years, and at a rate of 9% per annum after the fifth year;

•	rank senior to the common stock with respect to the distributions and amounts payable upon liquidation, dissolution and winding up of the Company;

•	may be redeemed prior to February 15, 2012 (i) only if the Company has raised aggregate gross proceeds in one or more “qualified equity offerings” (as defined in the letter agreement with the Treasury) in excess of $20,424,500 and (ii) the redemption price for the Preferred Shares that are redeemed does not exceed the proceeds the Company has raised in the qualified equity offerings;

•	may be redeemed after February 15, 2012 with the consent of the Federal Reserve Board;

•	do not have the right to vote, except that a vote of the Preferred Shares, as a series, is required to (i) authorize or issue any capital stock ranking senior to the Preferred Shares as to dividends or liquidation, (ii) approve any amendment to the Company’s charter documents that adversely affects the rights of the Preferred Shares, or (iii) approve any merger, consolidation, share exchange or reclassification unless the Preferred Shares remain outstanding and the rights of the Preferred Shares are not materially less than the rights prior to the merger, consolidation, share exchange or reclassification.
The Warrant:
•	may not be sold, transferred or exercised by the Treasury with respect to more than one-half of the shares of Common Stock subject to the Warrant until December 31, 2009;

•	is cancelled with respect to one-half of the shares subject to the warrant if the Company completes one or more qualified equity offerings on or before December 31, 2009 that result in gross proceeds of at least $81,698,000; and

•	may be exercised by tendering cash, or by having the Company withhold a number of shares deliverable upon exercise that have a market value equal to the aggregate exercise price.
The Purchase Agreement pursuant to which the Preferred Shares and the Warrant were sold, among other things:
•	requires that the Company file with the SEC prior to January 18, 2009, a registration statement relating to the resale by Treasury of the Preferred Shares, Warrant and shares of common stock issuable upon exercise of the Warrant;

•	prohibits until December 19, 2011 without the consent of Treasury (i) the payment of any dividends or distributions on common stock in excess of the Company’s current quarterly cash dividend of $0.10 per share and (ii) any repurchase, redemption or acquisition by the Company of its Common Stock or other securities, except certain repurchases to the extent of increases in shares outstanding because of issuances under benefit plans;

•	creates a right in the Company to repurchase, at fair market value, the Preferred Shares or Warrant held by Treasury to the extent the Company redeems the Preferred Shares or Treasury transfers any Preferred Shares;

•	commits Treasury not to vote any common stock it acquires upon exercise of the Warrant; and

•	subjects the Company to certain of the executive compensation limitations included in the Emergency Economic Stabilization Act of 2008 (the “EESA”) until the Treasury no longer owns any debt or equity securities acquired through the TARP Capital Purchase Program.
As a condition to the closing of the transaction, each of Messrs. Lynn B. Fuller, John K. Schmidt; Kenneth J. Erickson, Douglas J. Horstmann and Edward H. Everts, the Company’s senior executive officers (as defined in EESA) (i) executed a waiver voluntarily waiving any claim against the Treasury or the Company for any changes to the senior executive officer’s compensation or benefits that are required to comply with the regulations issued by the Treasury under the TARP Capital Purchase Program as published in the Federal Register on October 20, 2008 and acknowledging that the regulations may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements (including so-called “golden parachute” agreements) (collectively, “Benefit Plans”) as they relate to the period the Treasury holds any equity or debt securities of the Company acquired through the TARP Capital Purchase Program; and (ii) entered into a consent letter with the Company amending the Benefit Plans with respect to the senior executive officer as may be necessary, during the period that the Treasury owns any debt or equity securities of the Company acquired pursuant to the Purchase Agreement or the Warrant, as necessary to comply with Section 111(b) of the EESA.
Copies of the Purchase Agreement, the Warrant, the form of Preferred Share certificate and the Certificate of Designation with respect to the Preferred Shares are included as exhibits to this Report on Form 8-K and are incorporated by reference into Items 3.02, 3.03, 5.02 and 5.03.
Item 3.03 Material Modification of the Rights of Security Holders.
The information set forth under “Item 3.02 Unregistered Sales of Equity Securities” is incorporated by reference into this Item 3.03.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) The information set forth under “Item 3.02 Unregistered Sales of Equity Securities” is incorporated by reference into this Item 5.02.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 16, 2008, the Company filed with the Delaware Secretary of State a Certificate of Designation establishing the terms of the Preferred Shares. This Certificate of Designation is filed as an exhibit to this Report on Form 8-K and is incorporated by reference into this Item 5.03.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
The following exhibits are being filed as part of this Report on Form 8-K:
3.1	Certificate of Designation with respect to the Preferred Shares, filed December 16, 2008.

4.1	Warrant to purchase up to 609,687 shares of Common Stock, issued on December 19, 2008.

4.2	Form of Preferred Share Certificate for Fixed Rate Cumulative Perpetual Preferred Stock, Series B.

10.1	Letter Agreement, dated December 19, 2008, including the Securities Purchase Agreement — Standard Terms, between the Company and the Treasury.

10.2	Form of Waiver, executed by each of Messrs. Lynn B. Fuller, John K. Schmidt; Kenneth J. Erickson, Douglas J. Horstmann and Edward H. Everts.

10.3	Form of Consent, executed by each of Messrs. Lynn B. Fuller, John K. Schmidt; Kenneth J. Erickson, Douglas J. Horstmann and Edward H. Everts as to adoption of amendments to Benefit Plans as required by Section 111(b) of EESA.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND FINANCIAL USA, INC. (Registrant)

Date: December 19, 2008	By:	/S/ JOHN K. SCHMIDT

	Name:	John K. Schmidt
	Title:	Executive Vice President and Chief
Operating Officer and Chief
Financial Officer

EXHIBIT INDEX
3.1	Certificate of Designation with respect to the Preferred Shares, filed December 16, 2008.

4.1	Warrant to purchase up to 609,687 shares of Common Stock, issued on December 19, 2008.

4.2	Form of Preferred Share Certificate for Fixed Rate Cumulative Perpetual Preferred Stock, Series B.

10.1	Letter Agreement, dated December 19, 2008, including the Securities Purchase Agreement — Standard Terms, between the Company and the Treasury.

10.2	Form of Waiver, executed by each of Messrs. Lynn B. Fuller, John K. Schmidt; Kenneth J. Erickson, Douglas J. Horstmann and Edward H. Everts.

10.3	Form of Consent, executed by each of Messrs. Lynn B. Fuller, John K. Schmidt; Kenneth J. Erickson, Douglas J. Horstmann and Edward H. Everts as to adoption of amendments to Benefit Plans as required by Section 111(b) of EESA.